VEHICLE PURCHASE
                          AGREEMENT            March 18, 1998

KANSAS CITY PETERBILT     OTR Express, Inc.
                          P O Box 2819
                          Olathe,       Ks.    66062
                          (913) 829-1616




BASE PRICE OF UNIT

(50)   378 Peterbilt tractors w/63" H/R Sleepers
  Ultra Cabs and Cat Engines

Prices Include: =  Dual S/S 13" Air Cleaners, Double Bunk in sleeper
      T.V. Shelf, and antenna, F.E.T.
Units to be delivered between July and December, 1998
  $ 78,630.00 per unit w/metallic paint
  $ 78,488.00 per unit w/out metallic paint





Trade Ins: 25 units (Pete, Freightliner, Navistar) to be determined at time of trade at $37,000.00

                                     Base Price Plus Options
Used Vehicle Trade-in Information    of Described Vehicle

Balance Owed to                      Net Trade-In Allowance
                                     Trade Difference
Address                              Service Contract
                                     F.E.T.
Used Trade-In Allowance              Sub Total
                                     State and Local Taxes or ICC
Balance Owned On Trade-In            License, License Transfer
                                     Total Price of Vehicle
Net Allowance On Used  trade-In      Partial Payment (Deposit)
                                     Unpaid Balance Due On Delivery
  This contract is not binding upon the dealer until signed by unauthorized representative. Buyer many cancel this contract and receive full refund anytime before receipt of a copy of this contract signed by an authorized dealer representative by giving written notice of cancellation to the dealer.

  Purchaser agrees that this Order includes all of the terms and conditions on both the face and reverse side hereof, that this Order cancels and supersedes any prior agreement and as of the date hereof comprises the complete and exclusive statement of the terms of the agreement relating to the subject matters covered hereby. Purchaser understands that liability insurance coverage which would protect him/her under the Kansas Automobile Injury Reparations Act is not included in this purchase of the herein described motor vehicle. Purchaser has received a copy of this statement. The seller of this vehicle (has) (has not) performed a title search for the motor vehicle being sold for purposes of determining the accuracy of the mileage shown on the odometer or for any other purpose. Purchaser acknowledges the receipt of this disclosure.

/s/ Marc Hirschmann OTRX V.P. Purchasing 3/18/98    /s/ Leon Geis
Purchaser's Signature                               Salesperson's Signature
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